EXHIBIT 10.44

                          COLLATERAL AGENT AGREEMENT
                          --------------------------

         COLLATERAL AGENT AGREEMENT (this "Agreement") dated as of January 27, 2004, among Barbara R. Mittman (the "Collateral Agent"), and the parties identified on Schedule A hereto (each, individually, a "Lender" and collectively, the "Lenders"), who hold or will acquire 8% convertible promissory notes issued or to be issued by Provo International Inc. ("Provo"), a Delaware corporation, at or about the date of this Agreement and after the date of this Agreement as described in the Security Agreement referred to in
Section 1(a) below (collectively herein the "Notes").

         WHEREAS, the Lenders have made, are making or will be making loans to Provo to be secured by certain collateral; and

         WHEREAS, it is desirable to provide for the orderly administration of such collateral by requiring each Lender to appoint the Collateral Agent, and the Collateral Agent has agreed to accept such appointment and to receive, hold and deliver such collateral, all upon the terms and subject to the conditions hereinafter set forth; and

         WHEREAS, it is desirable to allocate the enforcement of certain rights of the Lenders under the Notes for the orderly administration thereof.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

         1.   Collateral.
              -----------

              (a) Contemporaneously with the execution and delivery of this Agreement by the Collateral Agent and the Lenders, (i) the Collateral Agent has or will have entered into a Security Agreement between the Collateral Agent and Provo (the "Security Agreement"), regarding the grant of a security interest in assets owned by Provo (such assets are referred to herein as the "Collateral") to the Collateral Agent, for the benefit of the Lenders and (ii) Provo is issuing the Notes to the Lenders.

              (b) For purposes solely of perfection of the security interests granted to the Collateral Agent, as agent on behalf of the Lenders, and on its own behalf under the Security Agreement, the Collateral Agent hereby acknowledges that any Collateral held by the Collateral Agent is held for the benefit of the Lenders in accordance with this Agreement and the Security Agreement. No reference to the Security Agreement or any other instrument or document shall be deemed to incorporate any term or provision thereof into this Agreement unless expressly so provided.

              (c) The Collateral Agent is to distribute in accordance with the Security Agreement any proceeds received from the Collateral which are distributable to the Lenders in proportion to their respective interests in the Obligations (as defined in the Security Agreement).

         2.   Appointment of the Collateral Agent.
              ------------------------------------



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(Collateral Agent Agreement)

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              The Lenders hereby appoint the Collateral Agent (and the
Collateral Agent hereby accepts such appointment) to take any action including, without limitation, the registration of any Collateral in the name of the Collateral Agent or its nominees prior to or during the continuance of an Event of Default (as defined in the Security Agreement), the exercise of voting rights upon the occurrence and during the continuance of an Event of Default, the application of any cash collateral received by the Collateral Agent to the payment of the Obligations, the exercise of any remedies given to the Collateral Agent pursuant to the Security Agreement and the exercise of any authority pursuant to the appointment of the Collateral Agent as an attorney-in-fact pursuant to the Security Agreement that the Collateral Agent deems necessary or proper for the administration of the Collateral pursuant to the Security Agreement. Upon disposition of the Collateral in accordance with the Security Agreement, the Collateral Agent shall promptly distribute any cash or Collateral in accordance with Section 10.4 of the Security Agreement. Lenders must notify Collateral Agent in writing of the issuance of Notes by Provo. The Collateral Agent will not be required to act hereunder in connection with Notes not disclosed in writing to the Collateral Agent.

         3.   Action by the Majority in Interest.

              (a) Certain Actions. Each of the Lenders covenants and agrees that only a Majority in Interest shall have the right, but not the obligation, to undertake the following actions (it being expressly understood that less than a Majority in Interest hereby expressly waive the following rights that they may otherwise have under the Notes, but only insofar as such waiver affects their right to receive proceeds from the Collateral):

                  (i) Acceleration. If an Event of Default occurs, after the applicable cure period, if any, a Majority in Interest may, on behalf of all the Lenders, instruct the Collateral Agent to provide to Provo notice to cure such default and/or declare the unpaid principal amount of the Notes to be due and payable, together with any and all accrued interest thereon and all costs payable pursuant to such Notes;

                  (ii) Enforcement. Upon the occurrence of any Event of Default after the applicable cure period, if any, a Majority in Interest may instruct the Collateral Agent to proceed to protect, exercise and enforce, on behalf of all the Lenders, their rights and remedies under the Notes against Provo, and such other rights and remedies as are provided by law or equity;

                  (iii) Waiver of Past Defaults. A Majority in Interest may instruct the Collateral Agent to waive any Event of Default by written notice to Provo, and the other Lenders; and

                  (iv) Amendment. A Majority in Interest may instruct the Collateral Agent to waive, amend, supplement or modify any term, condition or other provision in the Notes or Security Agreement in accordance with the terms of the Notes or Security Agreement so long as such waiver, amendment, supplement or modification is made with respect to all of the Notes and with the same force and effect with respect to each of the Notes.

              (b) Permitted Subordination. A Majority in Interest may instruct the Collateral Agent to agree to subordinate any Collateral to any claim and may enter into any agreement with Provo to evidence such subordination; provided, however, that subsequent to any such subordination, each Note shall remain pari passu with the other Notes held by the Lenders.


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(Collateral Agent Agreement)

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              (c) Further Actions. A Majority in Interest may instruct the
Collateral Agent to take any action that it may take under this Agreement by instructing the Collateral Agent in writing to take such action on behalf of all the Lenders.

              (d) Majority in Interest. For so long as any obligations remain outstanding on the Notes, Majority in Interest shall mean Lenders who hold not less than seventy-five percent (75%) of the outstanding principal amount of the Notes.

         4.   Power of Attorney.
              ------------------

              (a) To effectuate the terms and provisions hereof, the Lenders hereby appoint the Collateral Agent as their attorney-in-fact (and the Collateral Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

              (b) All acts done under the foregoing authorization are hereby ratified and approved and neither the Collateral Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

              (c) This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

         5. Expenses of the Collateral Agent. The Lenders shall pay any and all costs and expenses incurred by the Collateral Agent, all waivers, releases, discharges, satisfactions, modifications and amendments of this Agreement, the administration and holding of the Collateral, insurance expenses, and the enforcement, protection and adjudication of the parties' rights hereunder by the Collateral Agent, including, without limitation, the reasonable disbursements, expenses and fees of the attorneys the Collateral Agent may retain, if any, each of the foregoing in proportion to their holdings of the Notes.

         6. Reliance on Documents and Experts. The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (which may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of its own legal counsel, independent public accountants and other experts selected by the Collateral Agent.

         7.   Duties of the Collateral Agent; Standard of Care.

              (a) The Collateral Agent's only duties are those expressly set forth in this Agreement, and the Collateral Agent hereby is authorized to perform those duties in accordance with commercially reasonable practices. The Collateral Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Agreement and applicable law or perform any of its duties under this Agreement by or through its officers, employees, attorneys, or agents.


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(Collateral Agent Agreement)

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              (b) The Collateral Agent shall act in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

              (c) Any funds held by the Collateral Agent hereunder need not be segregated from other funds except to the extent required by law. The Collateral Agent shall be under no liability for interest on any funds received by it hereunder.

         8. Resignation. The Collateral Agent may resign and be discharged of its duties hereunder at any time by giving written notice of such resignation to the other parties hereto, stating the date such resignation is to take effect. Within five (5) days of the giving of such notice, a successor collateral agent shall be appointed by the Majority in Interest; provided, however, that if the Lenders are unable so to agree upon a successor within such time period, and notify the Collateral Agent during such period of the identity of the successor collateral agent, the successor collateral agent may be a person designated by the Collateral Agent, and any and all fees of such successor collateral agent shall be the joint and several obligation of the Lenders. The Collateral Agent shall continue to serve until the effective date of the resignation or until its successor accepts the appointment and receives the Collateral held by the Collateral Agent but shall not be obligated to take any action hereunder. The Collateral Agent may deposit any Collateral with the Supreme Court of the State of New York for New York County or any such other court in New York State that accepts such Collateral.

         9. Exculpation. The Collateral Agent and its officers, employees, attorneys and agents, shall not incur any liability whatsoever for the holding or delivery of documents or the taking of any other action in accordance with the terms and provisions of this Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Agreement), or for any act or omission of any other person engaged by the Collateral Agent in connection with this Agreement, unless occasioned by the exculpated person's own gross negligence or willful misconduct; and each party hereto hereby waives any and all claims and actions whatsoever against the Collateral Agent and its officers, employees, attorneys and agents, arising out of or related directly or indirectly to any or all of the foregoing acts, omissions and circumstances.

         10. Indemnification. The Lenders hereby agree to indemnify, reimburse and hold harmless the Collateral Agent and its directors, officers, employees, attorneys and agents, jointly and severally, from and against any and all claims, liabilities, losses and expenses that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Agreement or the Collateral, except such as are occasioned by the indemnified person's own gross negligence or willful misconduct.

         11.   Miscellaneous.
               --------------

               (a) Rights and Remedies Not Waived. No act, omission or delay by the Collateral Agent shall constitute a waiver of the Collateral Agent's rights and remedies hereunder or otherwise. No single or partial waiver by the Collateral Agent of any default hereunder or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

               (b) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts or choice of



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(Collateral Agent Agreement)

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law (or any other law that would make any substantive laws of any state other than the State of New York applicable hereto).

               (c) Waiver of Jury Trial and Setoff; Consent to Jurisdiction;
Etc.

                   (i) In any litigation in any court with respect to, in connection with, or arising out of this Agreement or any instrument or document delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof or thereof, or any other claim or dispute howsoever arising, between the Collateral Agent and the Lenders or any Lender, then each Lender, to the fullest extent it may legally do so, (i) waives the right to interpose any setoff, recoupment, counterclaim or cross-claim in connection with any such litigation, irrespective of the nature of such setoff, recoupment, counterclaim or cross-claim, unless such setoff, recoupment, counterclaim or cross-claim could not, by reason of any applicable federal or state procedural laws, be interposed, pleaded or alleged in any other action; and (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION AND ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH LENDER AGREES THAT THIS SECTION 11(C) IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE COLLATERAL AGENT WOULD NOT ENTER THIS AGREEMENT IF THIS
SECTION 11(C) WERE NOT PART OF THIS AGREEMENT.

                   (ii) Each Lender irrevocably consents to the exclusive jurisdiction of any State or Federal Court located within the County of New York, State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or any document or instrument delivered pursuant to this Agreement or otherwise. In any such litigation, each Lender waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such Lender at its address for notice determined in accordance with Section 11(e) hereof. Each Lender hereby waives, to the fullest extent it may effectively do so, the defenses of forum non conveniens and improper venue.

              (d) Admissibility of this Agreement. Each of the Lenders agrees that any copy of this Agreement signed by it and transmitted by telecopier for delivery to the Collateral Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

              (e) Address for Notices. Any notice or other communication under the provisions of this Agreement shall be given in writing and delivered in person, by reputable overnight courier or delivery service, by facsimile machine (receipt confirmed) with a copy sent by first class mail on the date of transmissions, or by registered or certified mail, return receipt requested, directed to its addresses set forth below (or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein):

              In the case of the Collateral Agent, to it at:

              Barbara R. Mittman
              551 Fifth Avenue, Suite 1601
              New York, New York 10176
              Fax: (212) 697-3575



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(Collateral Agent Agreement)

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              In the case of the Lenders, to:

              To the address and telecopier number set forth on Schedule A hereto.

              In the case of Provo, to:

              Provo International Inc.
              One Blue Hill Plaza, 7th Floor
              Pearl River, New York 10965

              Attn: Stephen J. Cole, Chief Executive Officer
              Fax: (845) 623-8669

              With a copy by email, fax, or first class mail only to:

              Swidler Berlin Shereff Friedman, LLP
              3000 K Street, N.W., Suite 300
              Washington, D.C. 20007
              Attn: Sean P. McGuinness, Esq.
              Fax: (202) 295-8478

              (f) Amendments and Modification; Additional Lender. No provision hereof shall be modified, altered, waived or limited except by written instrument expressly referring to this Agreement and to such provision, and executed by the parties hereto. Any transferee of a Note who acquires a Note after the date hereof will become a party hereto by signing the signature page and sending an executed copy of this Agreement to the Collateral Agent and receiving a signed acknowledged from the Collateral Agent.

              (g) Fee. Upon the occurrence of an Event of Default, the Lenders collectively shall pay the Collateral Agent the sum of $10,000 to apply against an hourly fee of $350 to be paid to the Collateral Agent by the Lenders for services rendered pursuant to this Agreement. All payments due to the Collateral Agent under this Agreement including reimbursements must be paid when billed. The Collateral Agent may refuse to act on behalf of or make a distribution to any Lender who is not current in payments to the Collateral Agent. Payments required pursuant to this Agreement shall be pari passu to the Lenders' interests in the Notes. The Collateral Agent is hereby authorized to deduct any sums due the Collateral Agent from Collateral in the Collateral Agent's possession.

              (h) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

              (i) Successors and Assigns. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party. No party hereto may transfer any rights under this Agreement, unless the transferee agrees to


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(Collateral Agent Agreement)

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be bound by, and comply with all of the terms and provisions of this
Agreement, as if an original signatory hereto on the date hereof.

              (j) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term "person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

              (k) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

              (l) Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

              (m) Schedules. The Collateral Agent is authorized to annex hereto any schedules referred to herein.






                     [THIS SPACE INTENTIONALLY LEFT BLANK]




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(Collateral Agent Agreement)

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         IN WITNESS  WHEREOF,  the parties hereto have caused this  Collateral
Agent Agreement to be signed, by their respective duly authorized officers or directly, as of the date first written above.

                                   "LENDERS"

       /s/                                      /s/
------------------------------------    ---------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT          STONESTREET LIMITED PARTNERSHIP



     /s/
------------------------------------
CONGREGATION MISHKAN SHOLOM
INCORPORATED

------------------------------------
LUCRATIVE INVESTMENTS



                                             /s/ Barbara Mittman
------------------------------------    ---------------------------------------
                                        BARBARA R. MITTMAN - Collateral Agent


Acknowledged:
PROVO INTERNATIONAL INC.


By: /s/ Stephen J. Cole-Hatchard
    ---------------------------------
      Name:  Stephen J. Cole-Hatchard
      Title: CEO









          THIS COLLATERAL AGENT AGREEMENT MAY BE SIGNED BY FACSIMILE SIGNATURE AND DELIVERED BY CONFIRMED FACSIMILE TRANSMISSION.



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(Collateral Agent Agreement)

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                   SCHEDULE A TO COLLATERAL AGENT AGREEMENT

+------------------------------------------------+-----------------------------+
|LENDER                                          | PRINCIPAL AMOUNT OF NOTE    |
+------------------------------------------------+-----------------------------+
|ALPHA CAPITAL AKTIENGESELLSCHAFT                | $500,000.00                 |
|Pradafant 7                                     |                             |
|9490 Furstentums                                |                             |
|Vaduz, Lichtenstein                             |                             |
|Fax: 011-42-32323196                            |                             |
+------------------------------------------------+-----------------------------+
|STONESTREET LIMITED PARTNERSHIP                 | $300,000.00                 |
|C/o Canaccord Capital Corporation               |                             |
|320 Bay Street, Suite 1300                      |                             |
|Toronto, Ontario M5H 4A6, Canada                |                             |
|Fax: (416) 956-8989                             |                             |
+------------------------------------------------+-----------------------------+
|CONGREGATION MISHKAN SHOLOM INCORPORATED        | $150,000.00                 |
|9612 Van Nuys Boulevard, Suite 108              |                             |
|Panorama City, CA 91403                         |                             |
|Fax: 818-892-9844                               |                             |
+------------------------------------------------+-----------------------------+
|LUCRATIVE INVESTMENTS                           | $50,000.00                  |
|Ajeltake Island                                 |                             |
|P.O. Box 1405                                   |                             |
|Majuro Marshall Island M.H. 96960               |                             |
|Fax: 011-35041555                               |                             |
+------------------------------------------------+-----------------------------+
|TOTALS                                          | $1,000,000.00               |
+------------------------------------------------+-----------------------------+


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(Collateral Agent Agreement)